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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 28, 2001
                                                -------------------------------

                            CHURCH & DWIGHT CO., INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                          1-10585                  13-4996950
----------------------------               -----------              -------------
(State or other jurisdiction               (Commission              (IRS Employer
      of incorporation)                    File Number)           Identification No.)

469 North Harrison Street, Princeton, New Jersey                        08543
------------------------------------------------                      ---------
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code       (609) 683-5900
                                                  -----------------------------

                                      N/A
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         (Former name and former address, if changed since last report.)




                  POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. SEC 873 (1/99) 1 OF 6
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 28, 2001, Church & Dwight Co., Inc., a Delaware corporation, made a $111.8 million cash contribution necessary to complete the acquisition of a 50% equity interest in Armkel, LLC, a recently formed Delaware limited liability company. Armkel, an equally owned joint venture between Church & Dwight and affiliates of Kelso and Company, L.P., acquired on September 28, 2001 the consumer products business of Carter Wallace, Inc., a Delaware corporation.

Also on September 28, 2001, Church & Dwight completed the previously announced acquisition of the antiperspirant and pet-care businesses acquired by Armkel from Carter-Wallace. Total consideration for the assets, comprised primarily of real property, plant and equipment, was $128.5 million in cash. Church & Dwight currently intends to use the antiperspirant and pet-care assets acquired from Armkel to add to its consumer product lines.

The funds used for the acquisition of the equity interest in Armkel and the acquisition of the antiperspirant and pet-care businesses from Armkel were comprised of borrowings under Church & Dwight's credit facility dated as of September 28, 2001 among Church & Dwight, various financial institutions and The Chase Manhattan Bank, as administrative agent for such lenders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

In accordance with paragraph (a)(4) of Item 7, the historical financial statements required in connection with the transactions described above are not included in this initial report but will be filed not later than 60 days after the date this report is required to be filed.

(b)      Pro Forma financial information.

In accordance with paragraph (a)(4) of Item 7, the pro forma financial information required in connection with the transactions described above is not included in this initial report but will be filed not later than 60 days after the date this report is required to be filed.

(c)      Exhibits:

         Exhibit 2.1 Amended and Restated Limited Liability Company Agreement of Amkel, dated as of August 27, 2001, by and between Church and Dwight and Kelso Protection Venture, LLC, a Delaware limited liability company (the "LLC Agreement"); Amendment Number 1 to the LLC Agreement, dated as of September 24, 2001.

         Exhibit 2.2
                           Amended and Restated Product Line Purchase
                           Agreement, dated as of July 30, 2001 and effective as of May 7, 2001 by and between Church & Dwight and Armkel (the "PLPA");Amendment Number 1 to the PLPA,dated as of September 28, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHURCH & DWIGHT CO., INC.,
                                              a Delaware corporation

Date     October 12, 2001                  /s/ Robert A. Davies III
     ------------------------             ---------------------------------
                                          Robert A. Davies III
                                          Chief Executive Officer


*Print name and title of the signing officer under this signature